UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in that Current Report on Form 8-K (the “Prior 8-K”) filed by NextTrip, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on February 11, 2025, on February 6, 2025, the Company entered into Membership Interest Purchase Agreement (the “Purchase Agreement”) with FSA Travel, LLC (“FSA”), John McMahon, as Majority Member, and the other members of FSA included on the signature page thereto (Mr. McMahon together with such other members, collectively the “FSA Members”). Pursuant to the Purchase Agreement, on February 10, 2025 (the “Initial Closing Date”), NextTrip purchased 9,608 membership units of FSA (equal to a 49% ownership stake in FSA immediately after closing) in exchange for NextTrip’s (i) payment of $500,000 in cash and (ii) issuance of 161,291 shares of newly designated Series O Nonvoting Convertible Preferred Stock of the Company (“Series O Preferred”) to FSA (the “Initial Closing”).

As further disclosed in the Prior 8-K, subject to satisfaction of the conditions discussed below, the Purchase Agreement provides the Company with an option (the “Option”), in its sole discretion, to purchase the remaining 51% of the membership units in FSA from the FSA Members within 60 days of the Initial Closing Date, in exchange for (i) the payment by the Company to the FSA Members of an aggregate of $500,000 in cash and (ii) the issuance of an aggregate of 161,291 shares of Series O Preferred to the FSA Members (the “Final Closing”). The Company’s Option was subject to, and contingent upon, satisfaction of the following conditions: (i) the continued employment of John McMahon and Courtney May by the Company, subject to limited exceptions, (ii) the completion of a $2,000,000 capital raise by the Company, and (iii) the continued operation of FSA by FSA’s existing management until the Final Closing Date.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 9, 2025 (the “Final Closing Date”), the Company exercised the Option and, in satisfaction of its obligations under the Purchase Agreement in connection with the Final Closing, the Company paid the FSA Members an aggregate of $500,000 in cash and issued the FSA Members an aggregate of 161,291 shares of Series O Preferred. As a result, as of the Final Closing Date, the Company acquired the remaining 51% of the membership units in FSA and FSA became a wholly owned subsidiary of the Company.

The Company utilized funds received from the Donald P. Monaco Trust (the “Trust”) in exchange for an unsecured promissory note on April 9, 2025, as disclosed in that Current Report on Form 8-K filed by the Company with the Commission on April 10, 2025, to fund the cash portion of the payments made to the FSA Members in connection with the Final Closing. Donald Monaco, Chairman of the Company’s board of directors, is the trustee of the Trust.

As disclosed in the Prior 8-K, in addition to the consideration paid to FSA and the FSA Members in connection with the Initial Closing and Final Closing, respectively, the Purchase Agreement provides that the Company shall make additional payments to the Members upon achievement of certain milestones, as more particularly set forth in the Prior 8-K.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement filed as Exhibit 2.1 to the Prior 8-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 2.01 regarding the sale and issuance of the shares of Series O Preferred to the FSA Members in connection with the Final Closing is hereby incorporated herein by reference.

The shares of Series O Preferred issued by the Company in the Final Closing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were issued to the recipient in a transaction exempt from registration under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder. Accordingly, the shares of Series O Preferred constitute, and the shares of Company common stock underlying the shares of Series O Preferred, when issued upon conversion of the Series O Preferred shares, will constitute, “restricted securities” within the meaning of Rule 144 under the Act.

Item 7.01 Regulation FD Disclosure.

On April 14, 2025, the Company issued a press release announcing completion of the Final Closing, a copy of which press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and incorporated by reference herein.

The information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Forward-Looking Statements

This Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risk that the required audit of FSA’s financial statements may not be completed on or before they are required to be disclosed pursuant to Form 8-K, and other risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01 with respect to the Company’s acquisition of 100% of the membership units in FSA, as described in this Report, are not being filed herewith but will be filed by amendment to this Report no later than 71 calendar days after the date on which this Report was required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01 with respect to the Company’s acquisition of 100% of the membership units in FSA, as described in this Report, is not being furnished herewith but will be furnished by amendment to this Report no later than 71 calendar days after the date on which this Report was required to be filed.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated April 14, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	April 14, 2025	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer